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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                             December 18, 1996
                    ------------------------------------
                               Date of Report
                      (Date of Earliest Event Reported)


                                   TOPRO, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        Colorado                      0-19167                 84-1042227
-------------------------------     -----------            ----------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
 incorporation or organization)       File No.)              I. D. Number)


2525 West Evans Avenue, Denver, Colorado                               80219
-----------------------------------------                            ----------
(Address of principal executive offices)                             (zip code)

                                (303) 935-1221
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.       OTHER EVENTS.

       Information concerning the Company's subsidiary receipt of letter of intent for a semi-conductor fabrication plant being built by Matsushita in Washington state and other events incorporated by reference from the Company's Press Release dated December 14, 1996, which is filed as Exhibit 20.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Not applicable

       (b)    Not applicable

       (c)    Exhibits.  The following exhibits are filed with this Report:

              20.1   Press Release dated December 18, 1996


                                 SIGNATURES

       Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                   Topro, Inc.

Date: December 18, 1996            By:  /s/ John Jenkins
     ------------------               -------------------------------------
                                        John Jenkins
                                        President and CEO






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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
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
 20.1             Press Release dated December 18, 1996
